UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

Templeton Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/14_

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

SEMIANNUAL REPORT

FIXED INCOME

Templeton Emerging Markets Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Contents
Semiannual Report		Financial Statements	17
Templeton Emerging Markets Income Fund	1	Notes to Financial Statements	20
Performance Summary	6	Annual Meeting of Shareholders	33
Important Notice to Shareholders	8	Dividend Reinvestment and
		Cash Purchase Plan	34
Financial Highlights and
Statement of Investments	9	Shareholder Information	37

Semiannual Report

Templeton Emerging Markets Income Fund

Your Fund’s Goals and Main Investments: Templeton Emerging Markets Income Fund

seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund’s semiannual report for the period ended February 28, 2014.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Performance Overview

For the six months under review, Templeton Emerging Markets Income Fund generated cumulative total returns of +7.35% based on market price and +4.09% based on net asset value. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a +5.88% cumulative total return in U.S. dollar terms for the same period.1, 2 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

Semiannual Report | 1

*The Geographic Breakdown is a snapshot of
the Fund on 2/28/14 and may not reflect ongoing
repositioning or reinvestment of cash in the Fund.

**The Fund’s supranational investment was
denominated in the U.S. dollar.

***The Fund’s euro area investment was in
Slovenia.

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

economies, such as those of Australia and some Scandinavian countries, have also enjoyed relatively strong recoveries in the aftermath of the global finan-cial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. As fears eased surrounding European sovereign debt, the possibility of another U.S. recession and a potential Chinese “hard landing,” financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported assets perceived as risky and equity markets performed well. Policymakers in the largest developed economies adjusted their unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Global financial market volatility was elevated at the beginning of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided. Near period-end, investors became concerned with geopolitical issues surrounding rising tensions between Russia and Ukraine.

Fears of reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation and the European Central Bank’s interest rate cut. Economic data among the largest economies remained inconsistent with continued predictions of a severe global economic slowdown.

During the period, the U.S. Federal Reserve Board (Fed) announced it would begin to reduce the size of its quantitative easing program. Pessimism about this policy contributed to emerging market declines as market participants changed their expectations of global liquidity conditions. When the Fed subsequently announced a further reduction in its bond buying program, market reaction was muted.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

2 | Semiannual Report

Manager’s Discussion

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Spreads narrowed slightly between yields on sovereign credits and assets often considered safer, such as U.S. Treasuries, during the period. As financial markets began reflecting the underlying strength of emerging economies, many traditional emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt posted a +5.88% total return during the period, as measured by the JPM EMBI Global.1, 2 Overall, sovereign credit spreads narrowed 31 basis points (0.31 percentage points) during the period.2 Regionally, Latin American sovereign debt posted a +4.37% total return, Asian debt +9.45%, and central and eastern European debt +5.45%.2,3

As part of its investment strategy, the Fund used currency forward contracts to limit or add exposure to various currencies.

Latin America

The Fund’s exposures to Latin American currencies and interest rate strategies were largely neutral for absolute performance, while credit exposures contributed. Economic growth in much of the region continued to be supported by domestic and external demand. Central banks in Mexico and Chile cut policy rates, while rates were hiked in Brazil. The Brazilian real appreciated 1.76% and the Mexican peso rose 0.81% against the U.S. dollar during the period.4 The Chilean peso fell 8.62% against the U.S. dollar during the period.4

Europe-Middle East-Africa (EMEA)

The Fund’s EMEA credit exposures contributed to absolute performance, while currency positions were largely neutral. The euro appreciated 4.74% against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.4 The Polish zloty appreciated 7.19% against the U.S. dollar during the period.4

Currency Breakdown
2/28/14
% of Total
Net Assets
Americas	97.4%
U.S. Dollar	82.6%
Brazilian Real	9.3%
Mexican Peso	5.5%
Middle East & Africa	4.7%
Ghanaian Cedi	3.3%
Nigerian Naira	1.4%
Europe*	-0.8%
Serbian Dinar	2.0%
Polish Zloty	0.8%
Ukrainian Hryvnia	0.1%
Euro*	-3.7%
Asia Pacific*	-1.3%
Indonesian Rupiah	3.5%
Sri Lankan Rupee	2.9%
South Korean Won	1.0%
Malaysian Ringgit	0.7%
Japanese Yen*	-9.4%

*A negative figure reflects net “short” exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund’s value would potentially decline if the value of the associated currency increases.

Semiannual Report | 3

Top 10 Countries
2/28/14
% of Total
Net Assets
Brazil	9.0%
Ukraine	6.2%
Mexico	5.6%
Ghana	5.6%
Hungary	5.3%
Argentina	5.1%
Kazakhstan	5.1%
Sri Lanka	4.5%
Serbia	3.9%
Russia	3.7%

4 | Semiannual Report

Asia

Overall, the Fund’s exposure to Asian currencies was largely neutral for performance, as were interest rate strategies and sovereign credit exposures in the region. Most currencies in the region appreciated against the U.S. dollar during the period. Central bankers in Malaysia, South Korea and Australia kept policy rates constant, while rates were hiked in India and Indonesia during the period. Most of the currencies of these countries appreciated against the U.S. dollar. The Malaysian ringgit appreciated 0.25%, the South Korean won gained 3.99%, the Australian dollar rose 0.47% and the Indian rupee strengthened 6.60% against the U.S. dollar.4 The Indonesian rupiah fell 5.94% against the U.S. dollar during the period.4

With interest rates in the U.S. and Japan at historically low levels, significant central bank balance sheet expansion, and unprecedented fiscal expenditures that drove record funding needs, we remained cautious regarding U.S. dollar interest rate risk over the medium term. Because of the potentially detrimental effect of a steepening or rising U.S. Treasury yield curve on the value of dollar-denominated emerging market debt, we maintained net-negative exposure to the Japanese yen, through the use of currency forward contracts. Given the yen’s historical tendency to depreciate against the dollar as yield spreads widen between U.S. and Japanese government bonds, net-negative yen positioning has the potential to implicitly hedge against the interest rate risk of U.S. dollar-denominated debt. This strategy was largely neutral for Fund performance during the reporting period.

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: J.P. Morgan. Copyright 2014. JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. Templeton Emerging Markets Income Fund
(the “Fund”) is not sponsored, endorsed, sold or promoted by J.P. Morgan. The JPM EMBI Global (the “Index”) is created based on stated, established rules. The creation or use of the Index does not constitute a recommendation by J.P.
Morgan of the Fund or a trade recommendation by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, with respect to the Fund, or the advisability of investing in securities generally, or in the Fund par-
ticularly, or the ability of the Index to track bond market performance. J.P. Morgan has no obligation to take the needs of the prospective purchasers or owners of the Fund into consideration in determining, composing or calculating the
Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Fund. THE INDEX IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE
THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR
ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF THE INDEX. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WAR-
RANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF THE INDEX.
THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF
THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX ARE
DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTIC-
ULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY
AND/OR FROM THE USE OF THE INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE FULLEST EXTENT PERMIT-
TED BY LAW, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR
CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, IN CONNECTION WITH THE INDEX
AND/OR THE FUND EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
3. Regional returns are from subindexes of the JPM EMBI Global.
4. Source: FactSet. 2014 FactSet Research Systems Inc. All Rights Reserved. The information contained herein: (1) is proprietary to FactSet Research Systems Inc. and/or its content providers; (2) may not be copied or distributed; and (3)
is not warranted to be accurate, complete or timely. Neither FactSet Research Systems Inc. nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report | 5

Performance Summary as of 2/28/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Price and Distribution Information

Symbol: TEI				Change		2/28/14		8/31/13
Net Asset Value (NAV)			-$	0.34		$14.24		$14.58
Market Price (NYSE)			+$	0.06		$13.91		$13.85
Distributions (9/1/13–2/28/14)
Dividend Income		$0.7445
Long-Term Capital Gain		$0.1996
Total		$0.9441

Performance[1]
		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[2]
Based on change in NAV[3]	+	4.09%		-2.29%	+	111.20%	+	156.83%
Based on change in market price[4]	+	7.35%		-12.49%	+	165.26%	+	162.15%
Average Annual Total Return[2]
Based on change in NAV[3]	+	4.09%		-2.29%	+	16.13%	+	9.89%
Based on change in market price[4]	+	7.35%		-12.49%	+	21.54%	+	10.12%
Average Annual Total Return (3/31/14)[5]
Based on change in NAV[3]				-1.00%	+	19.40%	+	9.73%
Based on change in market price[4]				-5.18%	+	15.12%	+	9.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

6 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiver-sified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Semiannual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

8 | Semiannual Report

Templeton Emerging Markets Income Fund

Financial Highlights

	Six Months Ended
	February 28, 2014		Year Ended August 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.58	$15.91	$16.61	$16.27	$13.82	$14.45
Income from investment operations:
Net investment income[a]	0.52	1.07	1.08	1.17	1.12	1.03
Net realized and unrealized gains (losses)	0.08	(0.54)	(0.37)	0.41	2.45	(0.22)
Total from investment operations	0.60	0.53	0.71	1.58	3.57	0.81
Less distributions from:
Net investment income and net foreign
currency gains	(0.74)	(1.44)	(1.34)	(1.19)	(1.05)	(1.36)
Net realized gains	(0.20)	(0.42)	(0.07)	(0.05)	(0.07)	(0.08)
Total distributions	(0.94)	(1.86)	(1.41)	(1.24)	(1.12)	(1.44)
Net asset value, end of period	$14.24	$14.58	$15.91	$16.61	$16.27	$13.82
Market value, end of period[b]	$13.91	$13.85	$17.01	$17.22	$16.18	$13.11

Total return (based on market value per share)[c]	7.35%	(8.75)%	8.17%	14.60%	33.26%	6.57%

Ratios to average net assets[d]
Expenses	1.09%	1.09%[e]	1.15%	1.20%[e]	1.19%[e]	1.20%[e]
Net investment income	7.19%	6.79%	6.90%	7.08%	7.36%	8.59%
Supplemental data
Net assets, end of period (000’s)	$682,931	$699,414	$759,024	$789,998	$769,970	$653,992
Portfolio turnover rate	10.28%	14.53%	16.56%	24.59%	13.26%	34.03%

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Total return is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 9

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited)

			Principal Amount*		Value
		Foreign Government and Agency Securities 55.1%
		Argentina 5.1%
		Government of Argentina,
		[a,b] GDP Linked Securities, 0.00%, 12/15/35	219,745,000		$18,074,026
		senior bond, 7.00%, 10/03/15	18,000,000		16,905,501
					34,979,527

		Bosnia & Herzegovina 0.6%
		[c]Government of Bosnia & Herzegovina, FRN, 1.188%, 12/11/17	6,937,440	DEM	4,356,495

		Brazil 9.0%
		Letra Tesouro Nacional, Strip, 1/01/15	2,333[d] BRL		913,137
		[e]Nota Do Tesouro Nacional, Index Linked, 6.00%,
		5/15/15	22,323[d] BRL		23,144,083
		8/15/16	7,319[d] BRL		7,551,271
		5/15/17	134[d] BRL		137,860
		8/15/18	12,345[d] BRL		12,618,632
		5/15/45	17,820[d] BRL		16,685,695
					61,050,678

		Croatia 1.3%
		[f]Government of Croatia, 144A, 6.75%, 11/05/19	7,920,000		8,781,300

		El Salvador 0.4%
		[f]Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000		2,577,125

		Georgia 0.5%
		[f]Government of Georgia, 144A, 6.875%, 4/12/21	3,050,000		3,353,094

		Ghana 5.6%
		Government of Ghana,
		13.00%, 6/02/14	9,110,000	GHS	3,459,992
		14.00%, 10/13/14	210,000	GHS	77,648
		24.00%, 5/25/15	7,690,000	GHS	3,014,869
		21.00%, 10/26/15	3,257,000	GHS	1,230,823
		19.24%, 5/30/16	11,745,000	GHS	4,267,479
		23.00%, 8/21/17	9,320,000	GHS	3,613,295
		19.04%, 9/24/18	14,300,000	GHS	4,866,563
		[f]144A, 8.50%, 10/04/17	2,029,000		2,084,909
		[f]144A, 7.875%, 8/07/23	15,169,086		14,202,057
		[g]Reg S, 8.50%, 10/04/17	1,559,000		1,601,958
					38,419,593

		Hungary 3.8%
		Government of Hungary,
		4.125%, 2/19/18	2,040,000		2,082,075
		5.375%, 2/21/23	3,750,000		3,817,875
		senior note, 6.375%, 3/29/21	15,000,000		16,462,500
		[g]senior note, Reg S, 3.50%, 7/18/16	190,000	EUR	271,043
		[g]senior note, Reg S, 4.375%, 7/04/17	560,000	EUR	809,933
		[g]senior note, Reg S, 5.75%, 6/11/18	1,255,000	EUR	1,887,771
		[g]senior note, Reg S, 3.875%, 2/24/20	535,000	EUR	745,055
					26,076,252

10	|	Semiannual Report

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Indonesia 3.4%
Government of Indonesia,
FR31, 11.00%, 11/15/20	134,139,000,000		IDR	$13,172,933
FR36, 11.50%, 9/15/19	40,000,000,000		IDR	3,960,064
FR40, 11.00%, 9/15/25	58,140,000,000		IDR	5,815,401
senior bond, FR53, 8.25%, 7/15/21	5,281,000,000		IDR	452,901
				23,401,299

Iraq 3.5%
[f]Government of Iraq, 144A, 5.80%, 1/15/28	27,190,000			23,536,752

Lithuania 0.3%
[f]Government of Lithuania, 144A, 7.375%, 2/11/20	1,700,000			2,071,025

Mexico 1.6%
Government of Mexico,
7.00%, 6/19/14	93,900	[h]	MXN	715,626
9.50%, 12/18/14	626,140	[h]	MXN	4,938,063
6.00%, 6/18/15	8,680	[h]	MXN	67,261
8.00%, 12/17/15	250,400	[h]	MXN	2,020,341
6.25%, 6/16/16	159,350	[h]	MXN	1,258,735
7.25%, 12/15/16	259,750	[h]	MXN	2,110,303
				11,110,329

Mongolia 0.8%
[f]Government of Mongolia, senior note, 144A, 5.125%, 12/05/22	7,100,000			5,703,359

Nigeria 0.1%
Government of Nigeria, 13.05%, 8/16/16	79,680,000		NGN	472,970

Serbia 3.9%
[f]Government of Serbia, senior note, 144A, 7.25%, 9/28/21	11,080,000			12,407,052
Serbia Treasury Bond, 10.00%,
6/27/16	65,340,000		RSD	782,669
8/15/16	26,900,000		RSD	321,667
11/21/18	13,450,000		RSD	154,100
Serbia Treasury Note, 10.00%,
4/27/15	780,000,000		RSD	9,427,078
9/14/15	205,300,000		RSD	2,479,198
1/30/16	3,510,000		RSD	42,205
10/17/16	15,050,000		RSD	179,572
12/19/16	15,400,000		RSD	183,231
11/08/17	36,330,000		RSD	426,262
				26,403,034

Slovenia 0.5%
[f]Government of Slovenia, senior note, 144A, 5.85%, 5/10/23	3,370,000			3,633,349

Sri Lanka 4.5%
Government of Sri Lanka,
10.60%, 7/01/19	9,100,000		LKR	74,277
11.20%, 7/01/22	31,680,000		LKR	258,231

	Semiannual Report | 11

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Sri Lanka (continued)
	Government of Sri Lanka, (continued)
	[f]144A, 7.40%, 1/22/15	3,500,000		$3,661,875
	[f]144A, 5.875%, 7/25/22	7,750,000		7,716,094
	A, 7.00%, 3/01/14	19,710,000	LKR	150,805
	A, 11.25%, 7/15/14	354,200,000	LKR	2,751,473
	A, 11.75%, 3/15/15	3,840,000	LKR	30,724
	A, 6.50%, 7/15/15	108,070,000	LKR	818,922
	A, 11.00%, 8/01/15	607,700,000	LKR	4,873,851
	A, 6.40%, 8/01/16	49,800,000	LKR	370,816
	A, 5.80%, 1/15/17	51,000,000	LKR	367,551
	A, 7.50%, 8/15/18	11,760,000	LKR	85,489
	A, 8.00%, 11/15/18	230,150,000	LKR	1,699,870
	A, 9.00%, 5/01/21	387,750,000	LKR	2,846,580
	B, 11.75%, 4/01/14	31,010,000	LKR	238,135
	B, 6.60%, 6/01/14	29,500,000	LKR	225,506
	B, 6.40%, 10/01/16	53,200,000	LKR	392,101
	B, 8.50%, 7/15/18	65,800,000	LKR	496,543
	C, 8.50%, 4/01/18	200,870,000	LKR	1,524,330
	D, 8.50%, 6/01/18	284,830,000	LKR	2,156,307

				30,739,480

	[i] Supranational 0.8%
	[g]Eastern & Southern African Trade and Development Bank, Reg S, 6.875%, 1/09/16	5,000,000		5,206,500

	Ukraine 5.8%
	[f]Government of Ukraine,
	144A, 9.25%, 7/24/17	2,300,000		2,157,699
	144A, 7.75%, 9/23/20	19,840,000		17,655,814
	senior bond, 144A, 7.80%, 11/28/22	3,780,000		3,364,200
	senior note, 144A, 7.95%, 2/23/21	260,000		233,025
	senior note, 144A, 7.50%, 4/17/23	6,080,000		5,411,200
	[f,j]Kyiv Finance PLC (City of Kiev), loan participation, senior note,
	144A, 9.375%, 7/11/16	12,940,000		10,877,688

				39,699,626

	Vietnam 1.1%
	[f]Government of Vietnam, 144A, 6.75%, 1/29/20	6,835,000		7,578,306

	Zambia 2.5%
	[f]Government of Zambia International Bond, 144A, 5.375%, 9/20/22	20,000,000		16,850,000

	Total Foreign Government and Agency Securities
	(Cost $388,740,967)			376,000,093

Quasi	-Sovereign and Corporate Bonds 31.1%
	Chile 1.8%
	[f]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	12,000,000		12,321,480

	Costa Rica 2.1%
	[f]Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	14,400,000		14,400,000

12 | Semiannual Report

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Hungary 1.5%
[f]Magyar Export-Import Bank RT, senior note, 144A, 5.50%, 2/12/18	10,000,000		$10,424,150

India 0.6%
[f]ICICI Bank Ltd., sub. bond, 144A, 6.375% to 4/30/17, FRN thereafter, 4/30/22	4,100,000		4,130,750

Kazakhstan 5.1%
[f]HSBK (Europe) BV, senior note, 144A, 7.25%, 5/03/17	26,035,000		27,886,219
[f]Kazakhstan Temir Zholy Finance BV, senior note, 144A, 6.375%, 10/06/20	6,090,000		6,592,425
			34,478,644

Mexico 4.0%
[f]Cemex Espana Luxembourg, senior secured note, 144A, 9.25%, 5/12/20	2,355,000		2,574,156
[f]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	21,845,000		23,865,663
[f,k]Corporacion GEO SAB de CV, senior note, 144A, 8.875%, 3/27/22	8,420,000		1,094,600
			27,534,419

Peru 0.3%
[f]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A,
zero cpn., 5/31/18	2,306,401		2,135,560

Russia 3.7%
[f,j]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation,
secured note, 144A, 7.875%, 9/25/17	6,550,000		7,243,219
senior note, 144A, 7.75%, 4/28/21	7,900,000		8,502,375
LUKOIL International Finance BV,
[f]144A, 6.656%, 6/07/22	4,540,000		4,994,000
[g]Reg S, 6.656%, 6/07/22	3,970,000		4,353,184
			25,092,778

South Africa 3.6%
[f]Edcon Holdings Pty. Ltd., senior note, 144A, 13.375%, 6/30/19	10,415,000	EUR	13,564,236
[f]Edcon Pty. Ltd., senior secured note, 144A, 9.50%,
3/01/18	7,250,000		7,182,031
3/01/18	2,828,000	EUR	3,875,809
			24,622,076

Trinidad and Tobago 0.9%
Petro Co. of Trinidad and Tobago Ltd., senior note,
[f]144A, 9.75%, 8/14/19	4,500,000		5,636,250
[g]Reg S, 9.75%, 8/14/19	210,000		263,025
			5,899,275

Turkey 2.3%
[f]Finansbank AS, senior note, 144A, 5.50%, 5/11/16	2,445,000		2,455,721
[f]Turkiye Is Bankasi, sub. note, 144A, 6.00%, 10/24/22	3,000,000		2,720,970
[g,j]Willow No.2, (Yasar Holding SA), loan participation, secured note, Reg S, 9.625%,
10/07/15	10,900,000		10,729,688
			15,906,379

Semiannual Report | 13

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Ukraine 0.3%
[f] Financing of Infrastructure Projects State Enterprise, 144A, 8.375%, 11/03/17	2,000,000		$1,700,290

United Arab Emirates 2.1%
[f]DP World Ltd., 144A, 6.85%, 7/02/37	13,500,000		14,404,972

United States 1.2%
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	101,000,000	MXN	8,466,357

Venezuela 1.6%
Petroleos de Venezuela SA, senior sub. bond, 4.90%, 10/28/14	11,800,000		11,104,744

Total Quasi-Sovereign and Corporate Bonds (Cost $200,761,257)			212,621,874

[l] Credit-Linked Notes (Cost $758,428) 0.1%
Ukraine 0.1%
[f]ING Americas Issuance BV (Government of Ukraine), 144A, 5.50%, 8/25/15	7,412,100	UAH	695,239

Total Investments before Short Term Investments (Cost $590,260,652)			589,317,206

Short Term Investments 8.1%
Foreign Government and Agency Securities 3.7%
Mexico 2.4%
[m]Mexico Treasury Bills,
3/20/14 - 10/16/14	12,405,590[n] MXN		9,211,024
12/11/14	9,820,640[n] MXN		7,199,226
			16,410,250

Nigeria 1.3%
[m]Nigeria Treasury Bills, 4/10/14 - 5/08/14	1,531,700,000	NGN	9,103,679

Total Foreign Government and Agency Securities
(Cost $26,286,481)			25,513,929

Total Investments before Money Market Funds
(Cost $616,547,133)			614,831,135

	Shares
Money Market Funds (Cost $29,783,377) 4.4%
United States 4.4%
[a,o]Institutional Fiduciary Trust Money Market Portfolio	29,783,377		29,783,377

Total Investments (Cost $646,330,510) 94.4%			644,614,512
Other Assets, less Liabilities 5.6%			38,316,175

Net Assets 100.0%			$682,930,687

*	The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]	Non-income producing.
[b]

Security is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of this GDP linked security.

14 | Semiannual Report

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

cThe coupon rate shown represents the rate at period end.
dPrincipal amount is stated in 1,000 Brazilian Real Units.
eRedemption price at maturity is adjusted for inflation. See Note 1(g).
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28,
2014, the aggregate value of these securities was $332,256,037 representing 48.65% of net assets.
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2014, the aggregate value of these securities was
$25,868,157 representing 3.79% of net assets.
hPrincipal amount is stated in 100 Mexican Peso Units.
iA supranational organization is an entity formed by two or more central governments through international treaties.
jSee Note 1(d) regarding loan participation notes.
kSee Note 8 regarding defaulted securities.
lSee Note 1(e) regarding credit-linked notes.
mThe security is traded on a discount basis with no stated coupon rate.
nPrincipal amount is stated in 10 Mexican Peso Units.
oSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At February 28, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount*	Date	Appreciation	Depreciation
Ghana Cedi New	BZWS	Buy	1,780,000	755,839	3/10/14	$—	$(66,540)
Euro	DBAB	Sell	3,345,000	4,313,110	3/31/14	—	(302,886)
Ghana Cedi New	BZWS	Buy	1,395,324	587,505	4/08/14	—	(54,665)
Euro	HSBK	Sell	826,000	1,079,475	4/10/14	—	(60,380)
Euro	DBAB	Sell	688,000	900,420	4/11/14	—	(48,999)
Euro	UBSW	Sell	413,000	540,720	4/11/14	—	(29,207)
Euro	GSCO	Sell	3,663,000	4,898,530	5/13/14	—	(156,327)
Euro	DBAB	Sell	1,506,000	1,986,384	6/06/14	—	(91,885)
South Korean Won	JPHQ	Buy	7,297,662,505	6,426,827	6/09/14	382,296	—
Polish Zloty	DBAB	Buy	16,600,000	3,744,980	7/07/14	296,101	—
Malaysian Ringgit	DBAB	Buy	2,499,000	772,966	7/18/14	—	(16,025)
Malaysian Ringgit	DBAB	Buy	3,942,000	1,213,745	7/22/14	—	(19,995)
Malaysian Ringgit	DBAB	Buy	4,793,000	1,488,186	7/25/14	—	(36,978)
Malaysian Ringgit	JPHQ	Buy	5,039,000	1,546,512	7/30/14	—	(21,258)
Euro	CITI	Sell	358,630	477,870	8/11/14	—	(17,057)
Euro	DBAB	Sell	359,450	477,181	8/15/14	—	(18,878)
Euro	MSCO	Sell	907,070	1,203,673	8/15/14	—	(48,129)
Euro	DBAB	Sell	1,347,000	1,798,972	8/20/14	—	(59,961)
Euro	JPHQ	Sell	2,260,000	3,021,157	8/21/14	—	(97,768)
Euro	BZWS	Sell	1,604,997	2,151,643	8/25/14	—	(63,347)
Euro	DBAB	Sell	9,366,031	12,507,398	8/29/14	—	(418,317)
Euro	DBAB	Sell	266,000	360,124	11/10/14	—	(7,004)
Euro	BZWS	Sell	10,415,000	14,005,051	11/14/14	—	(369,599)
Euro	MSCO	Sell	907,070	1,220,721	11/17/14	—	(31,210)
Euro	SCNY	Sell	628,500	854,138	1/13/15	—	(13,393)

						Semiannual Report | 15

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
Japanese Yen	CITI	Sell	624,500,000	5,970,934	1/13/15	$—	$(178,027)
Japanese Yen	SCNY	Sell	1,873,240,000	17,929,173	1/14/15	—	(515,349)
Japanese Yen	HSBK	Sell	1,620,890,000	15,585,481	1/15/15	—	(374,494)
Japanese Yen	DBAB	Sell	626,420,000	6,060,155	1/16/15	—	(107,911)
Japanese Yen	SCNY	Sell	1,770,880,000	17,139,345	1/16/15	—	(297,683)
Euro	BZWS	Sell	2,547,416	3,480,623	1/27/15	—	(35,706)
Euro	SCNY	Sell	362,390	497,671	2/26/15	—	(2,580)
Unrealized appreciation (depreciation)						678,397	(3,561,558)
Net unrealized appreciation (depreciation)							$(2,883,161)

*In U.S. dollars unless otherwise indicated.

At February 28, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

	Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 2.775%	DBAB	10/04/23	$22,650,000	$—	$(367,521)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 2.795%	DBAB	10/04/23	22,650,000	—	(409,266)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 2.765%	HSBK	10/07/23	22,650,000	—	(336,643)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.668%	DBAB	10/04/43	11,010,000	—	(311,310)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.687%	DBAB	10/04/43	11,010,000	—	(351,805)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.675%	HSBK	10/07/43	11,010,000	—	(323,274)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.849%	CITI	12/23/43	6,500,000	—	(361,115)
Centrally Cleared Swaps unrealized appreciation (depreciation)				—	(2,460,934)
OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.440%	CITI	4/21/21	$7,900,000	$—	$(739,716)
OTC Swaps unrealized appreciation (depreciation)				—	(739,716)
Total Interest Rate Swaps unrealized appreciation (depreciation)				—	(3,200,650)
Net unrealized appreciation (depreciation)					$(3,200,650)

See Abbreviations on page 32.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

Financial Statements

Statement of Assets and Liabilities
February 28, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$616,547,133
Cost - Sweep Money Fund (Note 7)	29,783,377
Total cost of investments	$646,330,510
Value - Unaffiliated issuers	$614,831,135
Value - Sweep Money Fund (Note 7)	29,783,377
Total value of investments	644,614,512
Foreign currency, at value (cost $17,310,765)	17,374,572
Receivables:
Investment securities sold	5,756,194
Interest	11,776,816
Due from brokers	7,994,735
Variation margin	158,284
Unrealized appreciation on forward exchange contracts	678,397
Total assets	688,353,510
Liabilities:
Payables:
Management fees	516,788
Trustees’ fees and expenses	1,278
Unrealized depreciation on forward exchange contracts	3,561,558
Unrealized depreciation on OTC swap contracts	739,716
Deferred tax	344,612
Accrued expenses and other liabilities	258,871
Total liabilities	5,422,823
Net assets, at value	$682,930,687
Net assets consist of:
Paid-in capital	$678,205,788
Distributions in excess of net investment income	(4,763,801)
Net unrealized appreciation (depreciation)	(8,162,728)
Accumulated net realized gain (loss)	17,651,428
Net assets, at value	$682,930,687
Shares outstanding	47,959,695
Net asset value per share	$14.24

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Emerging Markets Income Fund

Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 2014 (unaudited)

Investment income:
Interest (net of foreign taxes of $113,077)	$28,738,010
Expenses:
Management fees (Note 3a)	3,462,321
Transfer agent fees	64,341
Custodian fees (Note 4)	105,473
Reports to shareholders	38,344
Registration and filing fees	22,681
Professional fees	33,666
Trustees’ fees and expenses	31,827
Other	15,530
Total expenses	3,774,183
Net investment income	24,963,827
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,239,940
Foreign currency transactions	10,689,786
Swap contracts	(61,078)
Net realized gain (loss)	21,868,648
Net change in unrealized appreciation (depreciation) on:
Investments	(7,836,485)
Translation of other assets and liabilities denominated in foreign currencies	(10,211,091)
Change in deferred taxes on unrealized appreciation	10,860
Net change in unrealized appreciation (depreciation)	(18,036,716)
Net realized and unrealized gain (loss)	3,831,932
Net increase (decrease) in net assets resulting from operations	$28,795,759

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2014	Year Ended
	(unaudited)	August 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$24,963,827	$51,444,918
Net realized gain (loss) from investments, foreign currency transactions and swap
contracts	21,868,648	24,683,908
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(18,036,716)	(50,409,416)
Net increase (decrease) in net assets resulting from operations	28,795,759	25,719,410
Distributions to shareholders from:
Net investment income and net foreign currency gains	(35,705,993)	(69,051,494)
Net realized gains	(9,572,755)	(20,243,294)
Total distributions to shareholders	(45,278,748)	(89,294,788)
Capital share transactions: (Note 2)	—	3,965,253
Net increase (decrease) in net assets	(16,482,989)	(59,610,125)
Net assets:
Beginning of period	699,413,676	759,023,801
End of period	$682,930,687	$699,413,676
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(4,763,801)	$5,978,365

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

20 | Semiannual Report

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar.

Semiannual Report | 21

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early

22 | Semiannual Report

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

d. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by

Semiannual Report | 23

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Loan Participation Notes (continued)

the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

e. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of
distributions	—	$—	242,378	$3,965,253

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the Fund had repurchased a total of 610,500 shares. During the periods ended February 28, 2014 and August 31, 2013, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.00%	Up to and including $1 billion
0.98%	Over $1 billion, up to and including $5 billion
0.96%	Over $5 billion, up to and including $10 billion
0.94%	Over $10 billion, up to and including $15 billion
0.92%	Over $15 billion, up to and including $20 billion
0.90%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2014, there were no credits earned.

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At February 28, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$649,714,317

Unrealized appreciation	$43,330,265
Unrealized depreciation	(48,430,070)
Net unrealized appreciation (depreciation)	$(5,099,805)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and notional principal contracts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2014, aggregated $64,603,278 and $133,881,491, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 2014, the Fund had 67.62% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At February 28, 2014, the value of this security was $1,094,600 representing 0.16% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

Semiannual Report | 27

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 28, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Unrealized appreciation on $	—	Unrealized depreciation on	$3,200,650	[a]
	swap contracts		swap contracts / Net assets
consist of - net unrealized
depreciation
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	678,397	forward exchange contracts	3,561,558

aIncludes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended February 28, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as	Statement of	(Loss) for the	(Depreciation) for the
Hedging Instruments	Operations Locations	Period	Period
Interest rate contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation
	(depreciation) on investments	$(61,078)	$(2,604,932)
Foreign exchange
contracts	Net realized gain (loss) from foreign
currency transactions / Net change in
unrealized appreciation (depreciation) on
translation of other assets and liabilities
	denominated in foreign currencies	11,256,890	(10,430,813)

For the period ended February 28, 2014, the average month end fair value of derivatives represented 1.63% of average month end net assets. The average month end number of open derivative contracts for the period was 54.

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

At February 28, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets
	and Liabilities Presented in the
	Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$678,397	$3,561,558
Interest Rate Swap Contracts	—	739,716
Total	$678,397	$4,301,274

a Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At February 28, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

Amounts Not Offset in the
Statement of Assets and Liabilities
Gross and
Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets &	Available	Collateral	Collateral	(Not less
	Liabilities	for Offset	Received[a,b]	Received	than zero)
Counterparty
BZWS	$—	$—	$—	$—	$—
CITI	—	—	—	—	—
DBAB	296,101	(296,101)	—	—	—
GSCO	—	—	—	—	—
HSBK	—	—	—	—	—
JPHQ	382,296	(119,026)	(263,270)	—	—
MSCO	—	—	—	—	—
SCNY	—	—	—	—	—
UBSW	—	—	—	—	—
Total	$678,397	$(415,127)	$(263,270)	$—	$—

[a]At February 28, 2014, the Fund received U.S. Treasury Notes as collateral for derivatives.
[b]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semiannual Report | 29

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

At February 28, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments Instruments		Cash	Net Amount
	of Assets &	Available	Collateral	Collateral	(Not less
	Liabilities	for Offset	Pledged	Pledged[a]	than zero)
Counterparty
BZWS	$589,857	$—	$—	$(300,000)	$289,857
CITI	934,800	—	—	(934,800)	—
DBAB	1,128,839	(296,101)	—	(630,000)	202,738
GSCO	156,327	—	—	(110,000)	46,327
HSBK	434,874	—	—	(360,000)	74,874
JPHQ	119,026	(119,026)	—	—	—
MSCO	79,339	—	—	—	79,339
SCNY	829,005	—	—	(540,000)	289,005
UBSW	29,207	—	—	—	29,207
Total	$4,301,274	$(415,127)	$—	$(2,874,800)	$1,011,347

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

See Note 1(c) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of February 28, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$376,000,093	$—	$376,000,093
Quasi-Sovereign and Corporate Bonds[a]	—	212,621,874	—	212,621,874
Credit-Linked Notes	—	695,239	—	695,239
Short Term Investments	29,783,377	25,513,929	—	55,297,306
Total Investments in Securities	$29,783,377	$614,831,135	$—	$644,614,512
Forward Exchange Contracts	$—	$678,397	$—	$678,397
Liabilities:
Swap Contracts	—	3,200,650	—	3,200,650
Forward Exchange Contracts	—	3,561,558	—	3,561,558

[a]For detailed categories, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 31

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

ABBREVIATIONS

Counterparty			Currency			Selected Portfolio

BZWS	-	Barclays Bank PLC	BRL	-	Brazilian Real	FRN	-	Floating Rate Note
CITI	-	Citibank N.A.	DEM	-	Deutsche Mark	GDP	-	Gross Domestic Product
DBAB	-	Deutsche Bank AG	EUR	-	Euro
GSCO	-	The Goldman Sachs Group, Inc.	GHS	-	Ghanaian Cedi
HSBK	-	HSBC Bank PLC	IDR	-	Indonesian Rupiah
JPHQ	-	JPMorgan Chase Bank N.A.	LKR	-	Sri Lankan Rupee
MSCO	-	Morgan Stanley and Co. Inc.	MXN	-	Mexican Peso
SCNY	-	Standard Chartered Bank	NGN	-	Nigerian Naira
UBSW -		UBS AG	RSD	-	Serbian Dinar
			UAH	-	Ukraine Hryvnia

32 | Semiannual Report

Templeton Emerging Markets Income Fund

Annual Meeting of Shareholders, February 28, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on February 28, 2014. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Edith E. Holiday, J. Michael Luttig, Constantine D. Tseretopoulos and Rupert H. Johnson, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five Trustees:

			% of			% of
			Shares			Shares
		% of	Present		% of	Present
		Outstanding	and		Outstanding	and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	41,814,641	87.19%	97.31%	1,157,518	2.41%	2.69%
Edith E. Holiday	41,850,675	87.26%	97.39%	1,121,484	2.34%	2.61%
J. Michael Luttig	42,015,235	87.60%	97.77%	956,925	2.00%	2.23%
Constantine D. Tseretopoulos	41,945,656	87.46%	97.61%	1,026,503	2.14%	2.39%
Term Expiring 2016
Rupert H. Johnson, Jr.	41,851,800	87.26%	97.39%	1,120,359	2.34%	2.61%

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014:

			% of
			Shares
		% of	Present
	Shares	Outstanding	and
	Voted	Shares	Voting
For	42,351,128	88.31%	98.56%
Against	302,733	0.63%	0.70%
Abstain	318,299	0.66%	0.74%
Total	42,972,160	89.60%	100.00%

*Ann Torre Bates, Frank J. Crothers, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Semiannual Report | 33

Templeton Emerging Markets Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

34 | Semiannual Report

Templeton Emerging Markets Income Fund

Dividend Reinvestment and Cash Purchase Plan (continued)

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Semiannual Report | 35

Templeton Emerging Markets Income Fund

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170

Overnight Address
211 Quality Circle, Suite 210
College Station, TX 77845

(800) 416-5585
www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates.

For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

36 | Semiannual Report

Templeton Emerging Markets Income Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2013. Additionally, the Fund expects to file, on or about April 29, 2014, such certifications with its Form N-CSRS for the six months ended February 28, 2014.

Semiannual Report | 37

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Semiannual Report
TEMPLETON EMERGING MARKETS INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. TLTEI S 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.             N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.  The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

By /s/ MARK H. OTANI

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 25, 2014